SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
April 1, 2008

COMMUNITY FINANCIAL CORPORATION
(Exact name of Registrant as specified in its Charter)

Virginia	0-18265	54-1532044
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

38 North Central Avenue, Staunton, Virginia	24401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (540) 886-0796

                                                 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  [   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  [   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  [   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.02   Other Events

On April 1, 2008, Community Bank, the wholly-owned operating subsidiary of Community Financial Corporation, issued a press release announcing that Norman C. Smiley, III, formerly Senior Vice President and Chief Lending Officer of the Bank, will succeed P. Douglas Richard as President of the Bank.  Mr. Richard will continue to serve as Chief Executive Officer of the Bank, and as President and Chief Executive Officer of Community Financial Corporation.

A copy of the Company's press release is attached as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits

        (d)    Exhibits

                99.1   Press release dated April 1, 2008

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY FINANCIAL CORPORATION
Date: April 4, 2008	By:	/s/ R. Jerry Giles R. Jerry Giles Senior Vice President and Chief Financial Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 1, 2008